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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 30, 2004 (December 29, 2004)


                         AMERICAN TECHNOLOGY CORPORATION
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                                        87-0361799
           --------                                        ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                     0-24248
                                     -------
                            (Commission File Number)


13114 Evening Creek Drive South, San Diego, California           92128
------------------------------------------------------           -----
      (Address of Principal Executive Offices)                 (Zip Code)


                                 (858) 679-2114
              (Registrant's telephone number, including area code)



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ITEM 2.02.        RESULTS OF OPERATION AND FINANCIAL CONDITION

         On December 29, 2004, American Technology Corporation issued a press release announcing financial results for its fiscal year ended September 30, 2004, as well as a forecast of its financial results for the quarter ending December 31, 2004. Pursuant to SEC Release No. 33-8216, the press release is attached hereto as Exhibit 99.1 and is being furnished, and shall not be deemed filed for the purpose of Section 18 of the Securities Act of 1933 or otherwise subject to the liabilities of that section.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press Release dated December 29, 2004, announcing financial results for the registrant's fiscal year ended September 30, 2004, and a forecast of the registrant's financial results for the quarter ending December 31, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN TECHNOLOGY CORPORATION



Date:  December 30, 2004                By: /s/ MICHAEL A. RUSSELL
                                            -------------------------------
                                            Michael A. Russell
                                            Chief Financial Officer